Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the Quarterly Report of Essex Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Joseph
R. Kurry, Jr., Chief Financial Officer of the Company and Leonard E. Moodispaw, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated August 14, 2002                      /S/ JOSEPH R. KURRY, JR.
                                           -----------------------------------
                                           Joseph R. Kurry, Jr.
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer

Dated August 14, 2002                      /S/ LEONARD E. MOODISPAW
                                           -----------------------------------
                                           Leonard E. Moodispaw
                                           President and Chief Executive Officer